Morgan Stanley Next Generation Trust
                          Item 77(O) 10F-3 Transactions
                        August 1, 2003 - January 31, 2004



 Security   Purcha   Size    Offeri   Total   Amount   % of    % of
Purchased     se/     of       ng    Amount     of    Offeri   Fund   Brokers
             Trade  Offeri   Price     of     Shares    ng      s
             Date     ng       of   Offering  Purcha  Purcha   Tota
                             Shares             sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts
IPass Inc.  07/23/  7,000,   $14.00 $98,000,    100   0.001%   0.00
              03      000              000                      7%     Morgan
                                                                      Stanley,
                                                                       Credit
                                                                       Suisse
                                                                       First
                                                                     Boston, SG
                                                                     Cowen and
                                                                       Thomas
                                                                       Weisel
                                                                      Partners
                                                                        LLC

                                                                       Morgan
 Seagate                                                              Stanley,
Technology  07/24/  60,000   $18.75 $1,125,0   2,000  0.003%   0.18  JP Morgan,
 Holdings     03     ,000              00,                      4%   Citigroup,
                                       000                            Goldman
                                                                      Sachs &
                                                                      Co, Bear
                                                                     Stearns &
                                                                      Co Inc,
                                                                       Lehman
                                                                     Brothers,
                                                                      Merrill
                                                                     Lynch & Co
                                                                     and Thomas
                                                                       Weisel
                                                                      Partners


                                                                     Citigroup,
 Amphenol   08/15/  8,700,   $50.00 $435,000    400   0.005%   0.09   Merrill
              03      000             ,000                      8%    Lynch &
                                                                     Co, Morgan
                                                                      Stanley,
                                                                       Lehman
                                                                     Brothers,
                                                                        UBS
                                                                     Investment
                                                                       Bank,
                                                                      Deutsche
                                                                      Bank, JP
                                                                     Morgan and
                                                                       Thomas
                                                                       Weisel
                                                                      Partners
                                                                        LLC


                                                                      Goldman
Carter's,   10/23/  6,250,   $19.00 $118,750    100   0.002%   0.00   Sachs &
   Inc.       03      000             ,000                      8%    Co, Banc
                                                                     of America
                                                                     Securities
                                                                        LLC,
                                                                       Credit
                                                                       Suisse
                                                                       First
                                                                     Boston and
                                                                       Morgan
                                                                      Stanley


                                                                       Credit
 Overnite                                                              Suisse
Corporatio  10/30/  25,000   $19.00 $475,000    700   0.003%   0.05    First
    n         03     ,000             ,000                      6%    Boston,
                                                                       Morgan
                                                                      Stanley,
                                                                     Citigroup,
                                                                      Banc of
                                                                      America
                                                                     Securities
                                                                      LLC, JP
                                                                     Morgan and
                                                                      Merrill
                                                                     Lynch & Co